UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 7, 2025
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	VRA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2025, Vera Bradley, Inc. (the “Company”) announced that Andrew Meslow has been elected to join its Board of Directors, effective February 7, 2025.

Mr. Meslow joins the Board most recently from L Brands and Bath and Body Works, where he was CEO. Prior to becoming CEO, Andrew held the role of COO at Bath & Body Works, leading several functional areas of the business, including finance, merchandise planning, store operations and the direct channel. He joined L Brands in 2003, working in roles at Victoria’s Secret and the corporate group before moving to Bath & Body Works in 2005 as executive vice president and chief financial officer. Prior to joining L Brands, Andrew held senior leadership positions at Banana Republic and Ann Taylor.

As a director of the Company, Mr. Meslow will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2024. This compensation generally consists of an annual cash retainer in the amount of $49,500, annual retainers for committee service, and an annual equity grant with a value of $85,000.

On February 10, 2025, the Company announced that long-time board member Mary Lou Kelley is retiring from the Company’s board of Directors, effective February 7, 2025. Ms. Kelly's retirement did not result from any disagreement with the Company concerning any matter relating to its operations, policies, or practices. Ms. Kelley joined the Company’s Board in 2015 and has served as a member on all of the Company’s committees during her tenure, overseeing the Company’s business with insights stemming from the wealth of deep retail, marketing and E-commerce experience she possesses.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release Dated February 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

Date: February 10, 2025	/s/ Mark C. Dely
Mark C. Dely Chief Administrative Officer